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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2005

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                                BIOENVISION, INC.
             (Exact name of registrant as specified in its charter)

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                                    Delaware
                 (State or other jurisdiction of incorporation)


          000-24875                                        13-4025857
    (Commission File No.)                      (IRS Employer Identification No.)

                           345 Park Avenue, 41st Floor
                            New York, New York 10154
              (Address of principal executive offices and zip code)
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       Registrant's telephone number, including area code: (212) 750-6700


                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

        On October 12, 2005, the Company issued a press release reporting 2005 year-end financial results. The press release is attached as Exhibit 99.1 to this report. Due to a clerical error, the issued press release stated that the net loss available to shareholders was $0.31 per share for the three months ended June 30, 2005 when it should have stated $0.35. This error has been corrected in the press release attached to this report.

        The information set forth in the above Item 2.02 and the attached
Exhibit 99.1 is furnished to, but shall not be deemed "filed" with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

        99.1   Press Release dated October 12, 2005.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BIOENVISION, INC.


Dated: October 14, 2005                      By:  /s/  David P. Luci
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                                                  David P. Luci
                                                  Chief Financial Officer,
                                                  General Counsel and Corporate
                                                  Secretary







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                                  EXHIBIT INDEX



        99.1   Press Release dated October 12, 2005.





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